Supplement dated December 6, 2018 to the Prospectus dated May 1, 2018 for policies issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Policy Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Policy Owner.

This supplement must be preceded or accompanied by the Policy Prospectus, as supplemented.

M Fund, Inc. Subadviser Change

Effective on or about December 15, 2018, the subadviser for the M International Equity Fund will change from Northern Cross, LLC to Dimensional Fund Advisors, LP. The change could occur earlier if agreed to by M Financial Investment Advisers, Inc. (the Adviser to the M International Equity Fund) and Dimensional Fund Advisors, LP.

Form No. 15-50005-00